T. Rowe Price New Income Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017, as supplemented

On July 25, 2018, the T. Rowe Price New Income Fund’s shareholders approved a proposal to amend the fund’s investment objective. The change will go into effect on August 1, 2018. Accordingly, the investment objective on page 1 is revised as follows:

“The fund seeks to maximize total return through income and capital appreciation.”

The date of this supplement is July 30, 2018.

F43-043 7/30/2018